Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

POLEN U.S. HIGH YIELD FUND
POLEN BANK LOAN fund

(THE “FUNDS”)

Supplement dated February 1, 2024 to the Funds’ Prospectus dated November 20, 2023

Effective immediately, the second paragraph in the section of the Funds’ Prospectus entitled “Automatic Clearing House (ACH) Purchase” on page 24 is hereby deleted in its entirety and replaced with the following:

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the same business day for orders placed prior to 4:00 p.m. Eastern time. Orders placed thereafter will be effective at the closing price per share on the next business day. The Funds may alter, modify or terminate this purchase option at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.